THE GDL FUND
Supplement dated March 14, 2011 to The GDL Fund (the “Fund”) Prospectus Supplement,
Prospectus and Statement of Additional Information dated February 28, 2011.
     This supplement is to be used with the prospectus supplement, prospectus and statement of additional information dated February 28, 2011.
This prospectus supplement relates to the offer and sale in accordance with the resale provisions of the Prospectus Supplement set forth on page R-6 of the Prospectus Supplement of 1,902,029 subscription rights to purchase Series B Cumulative Puttable and Callable Preferred Shares (the “Rights”) by the selling stockholder(s) named in this prospectus supplement.
SELLING STOCKHOLDER(S)
The following table sets forth information about the beneficial ownership of Rights of the selling stockholder set forth below.

	Rights Owned		Rights	Percentage of
	Prior to	Amount of	Owned	Rights Owned
Name of Selling	Completion of	Rights	After this	After Completion of
Stockholder(s)	this Offering	Offered	Offering	this Offering
Mario J. Gabelli[1]	1,902,029	1,902,029	0[2]	0[2]
Mario J. Gabelli is Chief Investment Officer, portfolio manager and a trustee of the Fund. He currently serves on the board of directors or trustees of and as portfolio manager for many of the funds that are considered part of the same fund complex as the Fund. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. (“GAMCO”), a corporation whose Class A Common Stock is traded on the New York Stock Exchange. Mr. Gabelli also serves as the Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO Asset Management Inc., and the Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC (the Fund’s investment adviser), which are each asset management subsidiaries of GAMCO. Mr. Gabelli is also a portfolio manager for Teton Advisors, Inc., an asset management company which was spun-off from GAMCO in March 2009. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., a privately held company that holds a controlling interest in GAMCO.
Mr. Gabelli intends to sell the Rights on the market, without use of an underwriter, in accordance with the resale provisions of the Prospectus Supplement set forth on page R-6 of the Prospectus Supplement.

[1]	Mr. Gabelli is deemed to be the direct beneficial owner of 1,277,457 Rights and the indirect beneficial owner of 624,572 Rights.

[2]	Mr. Gabelli reserves the right to sell less than all of the Rights set forth in this supplement.